UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2006
INFINITY ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-17204	20-3126427
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

950 Seventeenth Street, Suite 800
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 932-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02
SIGNATURE

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review	2
Signature

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     (a) On February 27, 2006, management of Infinity Energy Resources, Inc. (“Infinity”) concluded that Infinity should restate its previously issued consolidated financial statements for the three months ended March 31, 2005, the three and six months ended June 30, 2005 and the three and nine months ended September 30, 2005. On March 1, 2006, the Audit Committee of Infinity’s Board of Directors met and discussed this matter with management and Infinity’s independent registered public accounting firm, Ehrhardt Keefe Steiner & Hottman PC, and concurred with management’s conclusion.
     In connection with the issuance of its senior secured notes (the “Notes”) in January 2005, Infinity followed the guidance in EITF No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, to account for the Notes. However, as a result of the Company’s review in February 2006 of a presentation on “Embedded Conversion Options and Freestanding Warrants” given at the AICPA’s December 2005 33rd National Conference on Current SEC and PCAOB Developments, management re-reviewed the Company’s accounting treatment for the Notes. As a result of that review, management determined that the Notes contain an embedded derivative, which should be accounted for as a derivative liability under the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. In addition, as a result of certain terms of the Notes and the detachable warrants issued with the Notes (the “Warrants”), management determined that the Warrants do not qualify as equity instruments under the provisions of EITF 00-19, Accounting for Derivative Financial Instruments Index to, and Potentially Settled in, a Company’s Own Stock, and, therefore, should also be accounted for as derivative liabilities under the provisions of SFAS No. 133.
     In addition, as a result of the issuance of the Notes in January 2005, under the provisions of EITF 00-19 the Company was no longer able to conclude that it has sufficient authorized and unissued shares available to settle its previously issued non-employee options and warrants after considering the commitment to potentially issue common stock under terms of the Notes. As such, effective with the issuance of the Notes on January 13, 2005, the Company will reclassify all non-employee options and warrants out of stockholders’ equity and account for them as derivative liabilities under the provisions of SFAS 133. Changes in the fair value of the non-employee options and warrants will be recorded through earnings, so long as they continue to not qualify for equity classification. Non-employee options and warrants that are ultimately settled in common stock will be remeasured prior to settlement then reclassified back to stockholders’ equity; however, any gains or losses previously recognized on those instruments will remain in earnings.
     Because Infinity has concluded that its previously filed consolidated financial statements noted above should be revised to correct the above-referenced accounting error, investors should no longer rely upon Infinity’s consolidated financial statements for the three months ended March 31, 2005, the three or six months ended June 30, 2005, or the three or nine months ended September 30, 2005.
     The corrections noted above are all non-cash and will have no net effect on the previously reported amounts of net cash provided by operations, net cash used in investing activities or net cash provided by financing activities for any of the periods noted above.
     Infinity intends to file amendments to its Quarterly Reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: March 2, 2006

Infinity Energy Resources, Inc.
By:	/s/ Timothy A. Ficker
Timothy A. Ficker
Vice President, Chief Financial Officer

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